APRIL 30, 2020
Thrivent Limited Maturity Bond Portfolio
SUMMARY PROSPECTUS
This Summary Prospectus is designed to provide investors with key information about the Portfolio in a clear and concise format. Before you invest, you may want to review the Portfolio’s complete prospectus, which contains more information about the Portfolio and its risks.
•	If you purchased shares of Thrivent Variable Portfolios through Thrivent Financial:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information at no cost by calling 800-847-4839 or by sending an email request to mail@thrivent.com
•	If you purchased shares of Thrivent Variable Portfolios from a firm other than Thrivent Financial:
You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at ThriventPortfolios.com. You can also get this information by calling or emailing your financial advisor.
The Portfolio’s prospectus and statement of additional information, both dated April 30, 2020, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Shares of the Portfolio are sold only to insurance company separate accounts or to other investment companies funded by insurance company separate accounts. This Summary Prospectus is not intended for use by other investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Portfolios’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Portfolios’ website (ThriventPortfolios.com), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications by enrolling at Thrivent.com/gopaperless.
You may elect to receive all future shareholder reports in paper free of charge. You can call 800-847-4836 to let us know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all Portfolios held in your insurance company separate account.

Thrivent Limited Maturity Bond Portfolio

Investment Objective
Thrivent Limited Maturity Bond Portfolio (the "Portfolio") seeks a high level of current income consistent with stability of principal.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. If you own a variable annuity contract or variable life insurance contract, you will have additional expenses including mortality and expense risk charges. Please refer to the prospectus for your variable contract for additional information about charges for those contracts.
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed On Purchases (as a % of offering price)	N/A
Maximum Deferred Sales Charge (load) (as a percentage of the lower of the original purchase price or current net asset value)	N/A
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Other Expenses	0.04%
Total Annual Portfolio Operating Expenses	0.44%
EXAMPLE This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Portfolio is an investment option for variable contracts, and the example does not include charges imposed by variable contracts. If variable contract charges were imposed, your expenses would be higher than those shown. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on the foregoing assumptions, your cost would be:
	1 Year	3 Years	5 Years	10 Years
Thrivent Limited Maturity Bond Portfolio	$45	$141	$246	$555
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal Strategies
The principal strategies of the Portfolio are to invest in investment-grade corporate bonds, government bonds, municipal bonds, mortgage-backed securities (including commercially backed ones), asset-backed securities, and collateralized debt obligations (including collateralized loan obligations). Asset-backed securities are securities backed by notes or receivables originated by banks, credit card companies, or other providers of credit; collateralized debt obligations are types of asset-backed securities. Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt securities or preferred stock in at least the “Baa” major rating category by Moody’s or at least in the “BBB” major rating category by S&P or unrated securities considered to be of comparable quality by the Portfolio’s Adviser, with the dollar-weighted average effective maturity for the Portfolio expected to be between one and five years. Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change.
The Portfolio may also invest in high yield, high risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as “junk bonds.” At the time of purchase, these securities are rated within or below the “BB” major rating category by S&P or the “Ba” major rating category by Moody’s or are unrated but considered to be of comparable quality by the Adviser.
The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what debt obligations to buy and sell. Fundamental techniques assess a security’s value based on an issuer’s financial profile, management, and business prospects while quantitative and technical techniques involve a more data-oriented analysis of financial information, market trends and price movements. The Adviser focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings, and may invest in U.S. dollar-denominated debt of foreign companies.
The Portfolio utilizes derivatives primarily in the form of U.S. Treasury futures contracts in order to manage the Portfolio’s duration, or interest rate risk. The Portfolio may enter into derivatives contracts traded on exchanges or in the over the counter market.
Principal Risks
The Portfolio is subject to the following principal investment risks, which you should review carefully and in entirety. The Portfolio may not achieve its investment objective and you could lose money by investing in the Portfolio.
Government Securities Risk. The Portfolio invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Federal Home Loan Bank, Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Federal Home Loan Banks, Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government-related organizations such as Federal Home Loan Banks, Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law. In addition, the value of U.S. government securities may be affected by changes in the credit rating of the U.S. government.
Mortgage-Backed and Other Asset-Backed Securities Risk. The value of mortgage-backed and asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the repayment patterns of the underlying security. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, particularly if the holder must reinvest the repaid principal at lower rates or must continue to hold the security when interest rates rise. This effect may cause the value of the Portfolio to decline and reduce the overall return of the Portfolio.
Collateralized Debt Obligations Risk. The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Portfolio invests. In addition to the typical risks associated with fixed income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value, and/or be downgraded; (iii) the Portfolio may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Portfolio could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Interest Rate Risk. Interest rate risk is the risk that prices of debt securities decline in value when interest rates rise for debt securities that pay a fixed rate of interest. Debt securities with longer durations (a measure of price sensitivity of a bond or bond fund to changes in interest rates) or maturities (i.e., the amount of time until a bond’s issuer must pay its principal or face value) tend to be more sensitive to changes in interest rates than debt securities with shorter durations or maturities. Changes by the Federal Reserve to monetary policies could affect interest rates and the value of some securities. In addition, the phase out of LIBOR (the offered rate for short-term Eurodollar deposits between major international banks) by the end of 2021 could lead to increased volatility and illiquidity in certain markets that currently rely on LIBOR to determine interest rates.
Credit Risk. Credit risk is the risk that an issuer of a debt security to which the Portfolio is exposed may no longer be able or willing to pay its debt. As a result of such an event, the debt security may decline in price and affect the value of the Portfolio.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Portfolio’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Portfolio’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or due to impacts from the spread of infectious illness, public health threats or similar issues.
Futures Contract Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts. In addition, the value of the futures contract may not accurately track the value of the underlying instrument.

High Yield Risk. High yield securities – commonly known as “junk bonds” – to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected. High yield securities generally have a less liquid resale market.
Issuer Risk. Issuer risk is the possibility that factors specific to an issuer to which the Portfolio is exposed will affect the market prices of the issuer’s securities and therefore the value of the Portfolio.
Investment Adviser Risk. The Portfolio is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Portfolio invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Portfolio’s investment objective.
Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. Dealer inventories of bonds are at or near historic lows in relation to market size, which has the potential to decrease liquidity and increase price volatility in the fixed income markets, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Health Crisis Risk. The global pandemic outbreak of the novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption. The duration and full effects of the outbreak are uncertain and may result in trading suspensions and market closures, limit liquidity and the ability of the Portfolio to process shareholder redemptions, and negatively impact Portfolio performance. The COVID-19 outbreak and future pandemics could affect the global economy in ways that cannot be foreseen and may exacerbate other types of risks, negatively impacting the value of the Portfolio.
Performance
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for one-, five- and ten-year periods compared to a broad-based securities market index. The index description appears in the "Index Descriptions" section of the prospectus. Call 800-847-4836 or visit
Thrivent.com for performance results current to the most recent month-end.
The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio are offered through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.
How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. Performance information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance over time.
Best Quarter:	Q3 '10	+2.03%
Worst Quarter:	Q2 '13	(0.80)%

AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING DECEMBER 31, 2019)
	1 Year	5 Years	10 Years
Thrivent Limited Maturity Bond Portfolio	4.75%	2.38%	2.44%
Bloomberg Barclays Government/Credit 1-3 Year Bond Index (reflects no deduction for fees, expenses or taxes)	4.03%	1.67%	1.54%
Management
Investment Adviser(s)
The Portfolio is managed by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”).
Portfolio Manager(s)
Michael G. Landreville, CFA, CPA (inactive), Gregory R. Anderson, CFA, and Cortney L. Swensen, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio. Mr. Landreville has served as a portfolio manager of the

Portfolio since November 2001, Mr. Anderson has served as a portfolio manager of the Portfolio since February 2005, and Ms. Swensen has served as a portfolio manager of the Portfolio since April 2020. Mr. Landreville has been with Thrivent Financial since 1983 and has served as a portfolio manager since 1998. Mr. Anderson is Vice President, Fixed Income General Accounts. He has been with Thrivent Financial since 1997 and has served as a portfolio manager since 2000. Ms. Swensen has been with Thrivent Financial since 2011 and is currently a Senior Portfolio Manager.
Purchase and Sale of Shares
Shares of each series of Thrivent Series Fund, Inc. (the “Fund”) may be sold, without any minimum initial or subsequent investment requirements, only to:
•	Separate accounts of Thrivent Financial;
•	Separate accounts of other insurance companies not affiliated with Thrivent Financial; and
•	Other Portfolios of the Fund.
Tax Information
For information about certain tax-related aspects of investing in the Portfolio through a variable contract, please see the variable product prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as an insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4
32065V R4-20